GE INVESTMENTS FUNDS, INC.

Income Fund

Supplement Dated June 16, 2009

To the Statement of Additional Information Dated May 1, 2009

Effective July 1, 2009, the following replaces the summary of investment techniques information with respect to the Income Fund, as provided in the table under the section entitled “Investment Strategies and Risks and Portfolio Holdings” on page 12 of the Statement of Additional Information:

	Zero Coupon Obligation	Municipal Obligations Components	Custodial Receipts on Municipal Obligations	Mortgage Related Securities, including CMOs	Government Stripped Mortgage Related Securities	Asset Backed Securities and Receivable- Backed Securities	Mortgage Dollar Rolls	Short Sales Against the Box
Income Fund	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes

[This supplement should be retained with your prospectus for future reference]